SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                 ----------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

          Date of Report: August 14, 2002 (Date of earliest event reported)

                                BRT REALTY TRUST
                                ----------------
                (Exact name of registrant as specified in charter)



        Massachusetts                1-7172                      13-2755856
        -------------------------------------------------------------------
        (State or other       (Commission file no.)           (IRS Employer
         jurisdiction of                                         I.D. No. )
         incorporation)

        60 Cutter Mill Road, Suite 303, Great Neck, New York       11021
        ----------------------------------------------------------------
       (Address of principal executive offices)                (Zip code)

      Registrant's telephone number, including area code     516-466-3100
                                                             ------------




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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.


        Exhibit
        Number                Exhibit Title
        ------                -------------

         99.1                 Certification of Chief Executive Officer
         99.2                 Certification of Chief Financial Officer
         99.3                 Certification of Senior Vice President - Finance


Item 9.  Regulation FD Disclosure

On August 14, 2002 BRT Realty Trust (the "Trust") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Attached hereto as exhibits are the certifications of the Trust's Chief Executive Officer, Jeffrey Gould, Chief Financial Officer, George Zweier and Senior Vice President - Finance, David W. Kalish pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350.

The certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Trust's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned officer thereunto duly authorized.



                                               BRT REALTY TRUST



Date:     August 14, 2002                     By:  /s/ Simeon Brinberg
                                              -----------------------------
                                              Simeon Brinberg
                                              Senior Vice President
                                              and Secretary

                                  EXHIBIT INDEX



        Exhibit
        Number              Exhibit Title
        ------              -------------

         99.1               Certification of Chief Executive Officer
         99.2               Certification of Chief Financial Officer
         99.3               Certification of Senior Vice President - Finance

                                  EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

The undersigned, Jeffrey Gould, the Chief Executive Officer of BRT Realty Trust, (the "Registrant"), does hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report").

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:   August 14, 2002           /s/ Jeffrey Gould
                                  -----------------------------------
                                  Jeffrey Gould
                                  Chief Executive Officer

                                  EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

The undersigned, George Zweier, the Chief Financial Officer of BRT Realty Trust, (the "Registrant"), does hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report").

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:   August 14, 2002           /s/ George Zweier
                                  ---------------------------------
                                  George Zweier
                                  Chief Financial Officer

                                  EXHIBIT 99.3

                 CERTIFICATION OF SENIOR VICE PRESIDENT-FINANCE

                       PURSUANT TO 18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

The undersigned, David W. Kalish, Senior Vice President-Finance of BRT Realty Trust, (the "Registrant"), does hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report").

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:   August 14, 2002         /s/ David W. Kalish
                                ------------------------------------
                                David W. Kalish
                                Senior Vice President-Finance